UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☑ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

First Solar, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑ No fee required

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May20,20l5
Meeting Information Meeting Type: AnnualMeeting For holders as of: March 3I,20I5 Date: May 20, 2015 Time:9:00 AMMST
Location: Desert Willow Conference Cntr.
4340 East Cotton Center Blvd. Phoenix, AZ 85040
Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717
Investor Address Line 1
Investor Address Line 2
Investor aAddress Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.
Broadridge Internal Use Only
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Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report 2. Notice & Proxy Statement How to View Online:
Have the information that is printed in the box marked by the arrow following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
BY INTERNET: www.proxyvote.com
BY TELEPHONE: 1-800-579-1639
BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow | xxxx xxxx xxxx xxxx] (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 06, 2015 to facilitate timely delivery.
How To Vote —
Please Choose One of the Following Voting Methods
Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow | xxxx xxxx xxxx xxxx] available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items
The Board of Directors recommends that you vote FOR the following:
1. Election of Directors Nominees 01 Michael Ahearn 06 Craig Kennedy 11 Michael Sweeney
2. 02 Sharon L. Allen 07 James F. Nolan
3.
4. 03 Richard D. Chapman 08 William J. Post
5. 04 George A. Hambro 09 J. Thomas Presby
05 James A. Hughes 10 Paul H. Stebbins
The Board of Directors recommends you vote FOR the following proposal(s):
2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2015.
3. Approval of the adoption of the First Solar, Inc. 2015 Omnibus Incentive Compensation Plan.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence #

Reserved for Broadridge Internal Control Information
THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE
Broadridge Internal Use Only
THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Job # Envel2pe # Sequence # # of # Sequence #
0000239174 4 RI.0.0.5II60
Voting Instructions

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Vote by Internet
Go to www.envisionreports.com/FSLR
Or scan the QR code with your smartphone
Follow the steps outlined on the secure website
Stockholder Meeting Notice & Admission Ticket
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Important Notice Regarding the Availability of Proxy Materials for the First Solar, Inc. Annual Meeting of Stockholders to be Held on May 20, 2015
Pursuant to Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!
This communication is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at:
www.envisionreports.com/FSLR
Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares.
Step 1: Go to www.envisionreports.com/FSLR to view the materials.
Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.
When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.
Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 6, 2015 to facilitate timely delivery; otherwise, you will not receive a paper or email copy.
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Stockholder Meeting Notice & Admission Ticket
First Solar, Inc.’ Annual Meeting of Stockholders will be held on May 20, 2015 at the Desert Willow Conference Center, 4340 East Cotton Center Boulevard, Phoenix, Arizona 85040 at 9:00 a.m. Local Time.
Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.
The Board of Directors recommends a vote FOR all the nominees listed, and FOR Proposals 2 and 3.
1. Election of Directors:
01 - Michael J. Ahearn
02 - Sharon L. Allen
03 - Richard D. Chapman
04 - George A. Hambro
05 - James A. Hughes
06 - Craig Kennedy
07 - James F. Nolan
08 - William J. Post
09 - J. Thomas Presby
10 - Paul H. Stebbins
11 - Michael Sweeney
2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2015.
3. Approval of the adoption of the First Solar, Inc. 2015 Omnibus Incentive Compensation Plan.
PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.
Directions to the First Solar 2015 Annual Meeting are available in the proxy statement, which can be viewed at www.envisionreports.com/FSLR.
Here’s how to order a copy of the proxy materials and select a future delivery preference:
Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.
Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.
Internet – Go to www.envisionreports.com/FSLR. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.
Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.
Email – Send email to investorvote@computershare.com with “Proxy Materials FSLR” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.
To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 6, 2015.
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IMPORTANT ANNUAL MEETING INFORMATION ENDORSEMENT_LINE SACKPACK_
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ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 00.0 ext 000000000.000000 ext 000000000.000000 ext C123456789 01.0 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 20, 2015. Vote by Interne Go to www.envisionreports.com/FSLR Or scan the QR code with your smartphone Follow the steps outlined on the secure website
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Vote by telephone Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone Follow the instructions provided by the recorded message Annual Meeting Proxy Card IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3. Mark here to WITHHOLD vote from all nominees For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. For Against Abstain 10 11 For Against Abstain 2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2015. 01 02 03 04 05 06 07 08 09 B| Non-Voting Items Change of Address — Please print new address below. c Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR ASAMPLE AND Proxy — First Solar, Inc. Solicited on Behalf of the Board of Directors for the Annual Meeting, May 20, 2015, Phoenix, Arizona 2015 Annual Meeting of First Solar, Inc. Stockholders May 20, 2015, 9:00 a.m. (Local Time) Desert Willow Conference Center, 4340 East Cotton Center Boulevard, Phoenix, Arizona 85040 The undersigned hereby appoints James A. Hughes, Paul J. Kaleta and Peter C. Bartolino (the “proxies”), or any of them, with full power of substitution, to represent and to vote the Common Stock of the undersigned at the annual meeting of stockholders of First Solar, Inc., to be held at the Desert Willow Conference Center, 4340 East Cotton Center Boulevard, Phoenix, Arizona 85040, on May 20, 2015, at 9:00 a.m., or at any adjournment thereof as stated on the reverse side. You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. The proxies cannot vote your shares unless you sign and return this card. ETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.